EXECUTION VERSION

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This First Amendment to Third Amended and Restated Credit Agreement (this “Amendment”) is dated as of January 13, 2015 and effective in accordance with Section 4 below, by and among NATIONAL HEALTH INVESTORS, INC., a Maryland corporation (the “Borrower”), certain Subsidiaries of the Borrower party hereto as subsidiary guarantors (the “Subsidiary Guarantors”), certain Subsidiaries of the Borrower party hereto as limited guarantors, (the “Limited Guarantors”), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders party to the Credit Agreement.
STATEMENT OF PURPOSE:
The Borrower, each Lender from time to time party thereto and the Administrative Agent are parties to the Third Amended and Restated Credit Agreement dated as of March 27, 2014 (as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (after giving effect to this Amendment).
2.    Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)    Section 1.1 of the Credit Agreement is hereby amended by:
(i)    adding the following defined terms in the proper alphabetical order:
“Additional Covenant” means any affirmative or negative covenant or similar restriction applicable to the Borrower or any Subsidiary (regardless of whether such provision is labeled or otherwise characterized as a covenant) the subject matter of which either is (a) similar to that of any covenant in Section 6 or 7, but contains one or more percentages, amounts or formulas that is more restrictive than those set forth herein or more beneficial to the holder or holders of the Indebtedness created or evidenced by the document in which such covenant or similar restriction is contained (and such covenant or similar restriction shall be deemed an Additional Covenant only to the extent that it is more restrictive or more beneficial) or (b) different from the subject matter of any covenant in Section 6 or 7.
“Additional Default” means any provision contained in any document or instrument creating or evidencing Indebtedness of the Borrower or any Subsidiary which permits the holder or holders of Indebtedness to accelerate (with the passage of time or giving of notice or both) the maturity thereof or otherwise requires the Borrower or any Subsidiary to purchase such Indebtedness prior to the stated maturity thereof and which either is (a) similar to any Default or Event of Default contained in Section 8, but contains one or more percentages, amounts or formulas that is more restrictive

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or has a shorter grace period than those set forth herein or is more beneficial to the holders of such other Indebtedness (and such provision shall be deemed an Additional Default only to the extent that it is more restrictive, has a shorter grace period or is more beneficial) or (b) different from the subject matter of any Default or Event of Default contained in Section 8.
“First Amendment Date” means January 13, 2015.
“Material Facility” means, as to the Borrower and its Subsidiaries, (a) the Prudential Note Agreement, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; and (b) any other agreement(s) creating, evidencing or governing Indebtedness in an aggregate principal amount of $50,000,000 or more incurred after the First Amendment Date by the Borrower or any of its Subsidiaries pursuant to Section 7.3(b) or Section 7.3(i) (but excluding Indebtedness incurred after the First Amendment Date owed to the U.S. Department of Housing and Urban Development or Fannie Mae of a type similar to the Indebtedness listed as items 1, 5, 6, 7, 8, 9, 10, 11, 12, 13 and 14 on Schedule 10.3 of the Prudential Note Purchase Agreement).
“Prudential Note Documents” means, collectively, the Prudential Notes, the Prudential Note Purchase Agreement and any other instruments, agreements, documents and writings executed by the Borrower or any of its Subsidiaries in connection therewith.
“Prudential Note Purchase Agreement” means the Note Purchase Agreement dated as of January 13, 2015 (as amended, restated or otherwise modified from time to time to the extent permitted by Section 7.12(c)), by among the Borrower and The Prudential Insurance Company of America and certain of its affiliates party thereto, as purchasers.
“Prudential Notes” means, collectively, the Prudential Series A Notes and the Prudential Series B Notes.
“Prudential Series A Notes” means the 3.99% Series A Senior Notes due January 13, 2023 (as amended, restated, replaced or otherwise modified from time to time to the extent permitted by Section 7.12(c)) issued by the Borrower pursuant to the Prudential Note Purchase Agreement.
“Prudential Series B Notes” means the 4.51% Series B Senior Notes due January 13, 2027 (as amended, restated, replaced or otherwise modified from time to time to the extent permitted by Section 7.12(c)) issued by the Borrower pursuant to the Prudential Note Purchase Agreement.
“Resident Mortgage Liens” means, collectively, the Liens in existence on the First Amendment Date on Real Property acquired in the Senior Living Acquisition in favor of individual residents that, in the aggregate, do not in any case materially detract from the value of such Real Property, or materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries taken as a whole.
“Senior Living Acquisition” means the acquisition of the Senior Living Business by the Senior Living NHI Purchaser and the other transactions related to such

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acquisition in accordance with the Senior Living Acquisition Agreement and the other Senior Living Acquisition Documents.
“Senior Living Acquisition Agreement” means the Purchase Agreement dated as of December 1, 2014 between Senior Living NHI Purchaser and the Senior Living Seller.
“Senior Living Acquisition Documents” means the Senior Living Acquisition Agreement, the Senior Living Master Lease, the Senior Living Master Guaranty Agreement and each other material document, instrument, certificate and agreement (together with all exhibits, schedules and other attachments thereto) executed or delivered in connection with the Senior Living Acquisition Agreement.
“Senior Living Business” means all of the land, buildings, furniture, fixtures and equipment used to operate certain senior living communities to the extent purchased from the Senior Living Seller.
“Senior Living Master Lease” means the Master Lease dated as of December 1, 2014 between the Senior Living NHI Purchaser and Senior Living Seller, as tenant.
“Senior Living Master Lease Guaranty Agreement” means, collectively, the Unconditional and Continuing Lease Guaranty dated as of December 17, 2013 executed by Maxwell Group, Inc., Live Long Well Care, LLC and the Limited Lease Guaranty dated December 17, 2014 executed by Donald O. Thompson, Jr.
“Senior Living NHI Purchaser” means NHI-REIT of Seaside, LLC, a Delaware limited liability company.
“Senior Living Seller” means Senior Living Communities, LLC and certain other affiliated entities party to the Senior Living Acquisition Agreement.
(ii)    amending and restating the definition of “Aggregate Unencumbered Fixed Asset Value” in its entirety to read as follows:
“Aggregate Unencumbered Fixed Asset Value” means, as of any date of determination, without duplication, the sum of (a) the aggregate Unencumbered Fixed Asset Values of all Unencumbered Lease Properties owned by any Loan Party (other than a Limited Guarantor) as of such date of determination plus (b) the aggregate Joint Venture Unencumbered Fixed Asset Values of all Unencumbered Lease Properties owned by any Loan Party that is a non-Wholly Owned Subsidiary of the Borrower as of such date of determination minus (c) the aggregate value of the Residential Mortgage Liens as of such date of determination.
(iii)    amending and restating the definition of “Capitalization Rate” in its entirety to read as follows:
“Capitalization Rate” means (a) for properties and facilities other than those acquired in the Holiday Acquisition or the Senior Living Acquisition, (i) 10% for skilled nursing facilities, (ii) 11% for hospitals and (iii) 8.25% for all properties other than skilled nursing facilities and hospitals and (b) 6.50% for properties and facilities acquired in the Holiday Acquisition or the Senior Living Acquisition.

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(iv)    amending clause (c) of the definition of “Unencumbered Lease Property” to read in its entirety as follows:
“(c) neither such Real Property, nor any interest of the Borrower or such Subsidiary therein, is subject to any Lien (except (i) any Lien in favor of (A) the Administrative Agent, for the benefit of the Guaranteed Parties or (B) a Loan Party (other than a Limited Guarantor) or (ii) the Resident Mortgage Liens) or any negative pledge;”
(b)    The second sentence of Section 4.25 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“No Subsidiary is party to any agreement or instrument or otherwise subject to any restriction or encumbrance that restricts or limits its ability to make dividend payments or other distributions in respect of its Equity Interests to the Borrower or any Subsidiary or to transfer any of its assets or properties to the Borrower or any other Subsidiary in each case other than existing under or by reason of the Loan Documents or Applicable Law or as expressly permitted pursuant to Section 7.9.”
(c)    Article VI of the Credit Agreement is hereby amended by adding a new Section 6.17 to read in its entirety as follows:
“SECTION 6.17    COVENANT TO SECURE. If the Borrower or any Subsidiary shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, to secure the Indebtedness under any Material Facility, make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all Indebtedness thereby secured so long as any such Indebtedness shall be so secured.”
(d)    Article VI of the Credit Agreement is hereby amended by adding a new Section 6.18 to read in its entirety as follows:
SECTION 6.18        MOST FAVORED STATUS. If the Borrower or any Subsidiary enters into, assumes or otherwise becomes bound or obligated under any agreement creating, evidencing or governing any Material Facility containing one or more Additional Covenants or Additional Defaults, or amends or otherwise modifies any agreement creating, evidencing or governing such Material Facility to include any Additional Covenants or Additional Defaults, then the terms of this Agreement shall, without any further action on the part of the Borrower, the Administrative Agent or any of the Lenders, be deemed to be amended automatically to include each Additional Covenant and each Additional Default contained in such agreement. The Borrower further covenants to promptly execute and deliver at its expense (including the fees and expenses of counsel for the Administrative Agent) an amendment to this Agreement in form and substance satisfactory to the Administrative Agent evidencing the amendment of this Agreement to include such Additional Covenants and Additional Defaults, provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment as provided for in this Section 6.18, but shall merely be for the convenience of the parties hereto.”
(e)    Section 7.1 of the Credit Agreement is hereby amended as follows:
(i)    deleting the “.” at the end of clause (l);

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(ii)    adding a new proviso at the end of clause (l) to read in its entirety as follows:
“; provided further that notwithstanding the foregoing, the Borrower shall not, and shall not permit any of its Subsidiaries to, secure pursuant to this clause (l) any Material Facility unless and until the Obligations hereunder will concurrently be secured equally and ratably with any and all other obligations thereby secured, such security to be pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, including without limitation, an intercreditor agreement and opinions of counsel to the Borrower and/or such Subsidiary, as the case may be, from counsel reasonably acceptable to the Administrative Agent.”
(iii)    amending and restating clause (k) to read in its entirety as follows:
“(k)    Liens in existence on the First Amendment Date and described on Schedule 7.1, including Liens incurred in connection with the renewal, refinancing, extension and replacement of Indebtedness pursuant to Section 7.3(e) (solely to the extent that such Liens were in existence on the Closing Date and described on Schedule 7.1); provided that the scope of any such Lien shall not be increased, or otherwise expanded, to cover any additional property or type of asset, as applicable, beyond that in existence on the First Amendment Date, except for products and proceeds of the foregoing; and”
(f)    Section 7.2 of the Credit Agreement is hereby amended as follows:
(i)    deleting the word “and” at the end of clause (f);
(ii)    inserting the word “and” at the end of clause (g); and
(iii)    adding a new clause (h) to read in its entirety as follows:
“(h)    in connection with a tax-deferred exchange under Section 1031 of the Code involving the sale or disposition of a Health Care Facility (a “1031 Transaction”), Investments by the Borrower or any Subsidiary consisting of a loan to a Person acting as an intermediary under Section 1031 of the Code and/or the subsequent Acquisition of the Equity Interests of such Person at the conclusion of a 1031 Transaction;”
(g)    Section 7.3 of the Credit Agreement is hereby amended as follows:
(i)    deleting the word “and” at the end of clause (h);
(ii)    inserting the word “and” at the end of clause (i); and
(iii)    adding a new clause (j) to read in its entirety as follows:
“(j)    Indebtedness under (i) the Prudential Series A Notes in an initial aggregate principal amount not to exceed $125,000,000 and (ii) the Prudential Series B Notes in an initial aggregate principal amount not to exceed $100,000,000;”
(h)    Section 7.9 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

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“SECTION 7.9        BURDENSOME AGREEMENTS. Enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that:
(a)    limits the ability (i) of any Subsidiary (other than an Excluded Subsidiary) to make Restricted Payments to the Borrower or any other Loan Party or to otherwise transfer property to any Loan Party (other than (A) restrictions on transfers of property encumbered by Permitted Liens in favor of the holders of the Indebtedness or other obligations secured thereby and (B) restrictions contained in the Prudential Note Documents so long as such restrictions are not more restrictive than those set forth in the Prudential Note Documents in effect on the First Amendment Date), or (ii) of any Subsidiary (other than an Excluded Subsidiary) to Guarantee the Indebtedness of the Borrower pursuant to the Subsidiary Guaranty Agreement or the Limited Guaranty Agreement, as applicable; or
(b)    prohibits or otherwise restricts the creation or assumption of any Lien upon the properties or assets of the Borrower or any Subsidiary (other than an Excluded Subsidiary), whether now owned or hereafter acquired, or requires the grant of any security for such obligation if security is given for some other obligation, except (i) pursuant to this Agreement and the other Loan Documents, (ii) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 7.3(f) (provided that any such restriction contained therein relates only to the asset or assets financed thereby), (iii) customary restrictions contained in the organizational documents of any Excluded Subsidiary, (iv) customary restrictions in connection with any Permitted Lien or any document or instrument governing any Permitted Lien (provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien) and (v) restrictions or requirements contained in the Prudential Note Documents so long as such restrictions or requirements are not more restrictive than those set forth in the Prudential Note Documents in effect on the First Amendment Date.”
3.    Amendment to Schedule 7.1 to Credit Agreement. Schedule 7.1 to the Credit Agreement is hereby amended as set forth on Exhibit A.
4.    Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Amendment shall be deemed to be effective (the date of such satisfaction, the “First Amendment Effective Date”):
(a)    This Amendment shall have been duly authorized, executed and delivered to the Administrative Agent by the parties hereto.
(b)    No Default or Event of Default shall exist under the Credit Agreement or any other Loan Document as of the First Amendment Effective Date or would result after giving effect to this Amendment.
(c)    The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, fully-executed copies of the Prudential Note Documents (including all exhibits and schedules thereto) certified as true, correct and complete by a Responsible Officer of the Borrower.
(d)    The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby, with respect to the transactions contemplated by this Amendment.
5.    Effect of this Amendment. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set

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forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
6.    Representations and Warranties/No Default. By its execution hereof, each Loan Party hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:
(a)    each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that (i) any such representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (ii) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred or is continuing or would result after giving effect to this Amendment and the transactions contemplated hereby;
(b)    it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and
(c)    this Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of each Loan Party, and each such document constitutes the legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
7.    Reaffirmations. Each Loan Party (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Subsidiary Guaranty Agreements, the Limited Guaranty Agreements or any other Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under any of the Subsidiary Guaranty Agreements, the Limited Guaranty Agreements or any other Loan Documents to which it is a party and (c) agrees that any of the Subsidiary Guaranty Agreements, the Limited Guaranty Agreements or any other Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

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8.    Governing Law. THIS     AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
9.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
10.    Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy, pdf or other reproduction hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date and year first above written.

BORROWER:

NATIONAL HEALTH INVESTORS, INC., a Maryland corporation

By:     /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President and Chief Executive Officer

National Health Investors, Inc.
First Amendment
Signature Page

SUBSIDIARY GUARANTORS:

NHI/REIT, INC., a Maryland corporation

By: /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

FLORIDA HOLDINGS IV, LLC,
a Delaware limited liability company

By:    NHI/REIT, Inc., its Sole Member

By: /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

National Health Investors, Inc.
First Amendment
Signature Page

NHI/ANDERSON, LLC,
a Delaware limited liability company
NHI/LAURENS, LLC,
a Delaware limited liability company
TEXAS NHI INVESTORS, LLC,
a Texas limited liability company
NHI OF PARIS, LLC,
a Delaware limited liability company
NHI OF SAN ANTONIO, LLC,
a Delaware limited liability company
NHI OF EAST HOUSTON, LLC,
a Delaware limited liability company
NHI OF NORTHWEST HOUSTON, LLC,
a Delaware limited liability company
NHI-REIT OF FLORIDA, LLC,
a Delaware limited liability company
NHI-REIT OF MINNESOTA, LLC,
a Delaware limited liability company
NHI-REIT OF TENNESSEE, LLC,
a Tennessee limited liability company
NHI SELAH PROPERTIES, LLC,
a Delaware limited liability company
NHI-REIT OF NORTHEAST, LLC,
a Delaware limited liability Company
NHI OF ENNIS, LLC,
a Delaware limited liability company
NHI OF GREENVILLE, LLC,
a Delaware limited liability Company
NHI OF NORTH HOUSTON, LLC,
a Delaware limited liability company
NHI OF WEST HOUSTON, LLC,
a Delaware limited liability Company
NHI-REIT OF WASHINGTON, LLC,
a Delaware limited liability Company

By:    National Health Investors, Inc., the Sole
Member of each limited liability company

By: /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

National Health Investors, Inc.
First Amendment
Signature Page

NHI REIT OF ALABAMA, L.P.,
an Alabama limited partnership
NHI-REIT OF ARIZONA, LIMITED PARTNERSHIP,
an Arizona limited partnership
NHI-REIT OF CALIFORNIA, LP,
a California limited partnership
NHI/REIT OF FLORIDA, L.P.,
a Florida limited partnership
NHI-REIT OF GEORGIA, L.P.,
a Georgia limited partnership
NHI-REIT OF IDAHO, L.P.,
an Idaho limited partnership
NHI OF KANSAS, L.P.,
a Kansas limited partnership
NHI-REIT OF MISSOURI, LP,
a Missouri limited partnership
NHI-REIT OF NEW JERSEY, L.P.,
a New Jersey limited partnership
NHI-REIT OF PENNSYLVANIA, L.P.,
a Pennsylvania limited partnership
NHI-REIT OF SOUTH CAROLINA, L.P.,
a South Carolina limited partnership
NHI-REIT OF TEXAS, L.P.,
a Texas limited partnership
NHI-REIT OF VIRGINIA, L.P.,
a Virginia limited partnership

By:    NHI/REIT, Inc., the sole General Partner
of each limited partnership

By: /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

INTERNATIONAL HEALTH INVESTORS, INC., a
Maryland corporation

By: /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

National Health Investors, Inc.
First Amendment
Signature Page

NHI OF KYLE, LLC,
a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

NHI-REIT OF OHIO, LLC,
a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

NHI-REIT OF OREGON, LLC,
a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

NHI-REIT OF WISCONSIN, LLC,
a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

NHI PROPCO, LLC,
a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

National Health Investors, Inc.
First Amendment
Signature Page

NHI-SS TRS, LLC,
a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President
NHI-REIT OF NEXT HOUSE, LLC,
a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President
NHI-REIT OF MARYLAND, LLC,
a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President
MYRTLE BEACH RETIREMENT RESIDENCE, LLC,
an Oregon limited liability company

By: /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President
VOORHEES RETIREMENT RESIDENCE, LLC,
an Oregon limited liability company

By: /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President
NHI-REIT OF SEASIDE, LLC,
a Delaware limited liability company

By: /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

National Health Investors, Inc.
First Amendment
Signature Page

LIMITED GUARANTORS:

NHI-BICKFORD RE, LLC

By:    NHI Propco, LLC, Inc. its Managing
Member

By: /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

CARE YBE SUBSIDIARY LLC,
a Delaware limited liability Company
WABASH BICKFORD COTTAGE, L.L.C.,
a Kansas limited liability Company

By:    NHI-Bickford RE, LLC, the Sole
Member of each limited liability         company

By:	NHI Propco, LLC, its Managing Member

By: /s/ J. Justin Hutchens
Name:    J. Justin Hutchens
Title:    President

National Health Investors, Inc.
First Amendment
Signature Page

BICKFORD MASTER II, L.L.C.,
a Kansas limited liability Company

By:    Sycamore Street, LLC, its Managing
Member

By: /s/ Michael D. Eby
Name:    Michael D. Eby
Title:    Co-President
BICKFORD OF CARMEL, LLC,
a Kansas limited liability Company
BICKFORD OF CROWN POINT, LLC,
a Kansas limited liability Company
BICKFORD OF GREENWOOD, LLC,
a Kansas limited liability Company
WABASH BICKFORD COTTAGE OPCO, L.L.C.,
a Kansas limited liability Company
BICKFORD MASTER I, LLC,
a Kansas limited liability Company

By:    Bickford Master II, L.L.C., the
Sole Member of each limited liability         company

By:	Sycamore Street, LLC, its Managing Member

By: /s/ Michael D. Eby
Name:    Michael D. Eby
Title:    Co-President
CRAWFORDSVILLE BICKFORD COTTAGE, L.L.C.
a Kansas limited liability company
MOLINE BICKFORD COTTAGE, L.L.C.,
a Kansas limited liability company

By:    Bickford Master I, L.L.C., the
Sole Member of each limited liability         company

By:    Bickford Master II, L.L.C., the
Sole Member of each limited liability         company

By:	Sycamore Street, LLC, its Managing Member

By: /s/ Michael D. Eby

Name:	Michael D. Eby

Title:	Co-President

National Health Investors, Inc.
First Amendment
Signature Page

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSICIATION,
as Administrative Agent, Swing Line Lender, Issuing
Bank, and Lender

By:     /s/ Darin Mullis
Name:     Darin Mullis
Title:     Director

National Health Investors, Inc.
First Amendment
Signature Page

BANK OF AMERICA, N.A., as Lender

By:     /s/ H. Hope Walker
Name:     H. Hope Walker
Title:     V.P.

National Health Investors, Inc.
First Amendment
Signature Page

JPMORGAN CHASE BANK, N.A., as Lender

By: /s/ Mark Costantino
Name: Mark Costantino
Title: Executive Director

National Health Investors, Inc.
First Amendment
Signature Page

BANK OF MONTREAL, as Lender

By: /s/ Lloyd Baron
Name: Lloyd Baron
Title: Director

National Health Investors, Inc.
First Amendment
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KEYBANK NATIONAL ASSOCIATION, as Lender

By: /s/ Laura Conway
Name: Laura Conway
Title: Vice President

National Health Investors, Inc.
First Amendment
Signature Page

REGIONS BANK, as Lender

By: /s/ Michael Kinnick
Name: Michael Kinnick
Title: Vice President

National Health Investors, Inc.
First Amendment
Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By: /s/ Alicia Cook
Name: Alicia Cook
Title: Authorized Signatory

National Health Investors, Inc.
First Amendment
Signature Page

PINNACLE BANK, as Lender

By: /s/ Allison H. Jones
Name: Allison H. Jones
Title: SVP

National Health Investors, Inc.
First Amendment
Signature Page

STIFEL BANK & TRUST, as Lender

By: /s/ Joseph L. Sooter, Jr.
Name: Joseph L. Sooter, Jr.
Title: Senior Vice President

National Health Investors, Inc.
First Amendment
Signature Page